                                                                    EXHIBIT 10.1
                                AMENDMENT NO. 3


     AMENDMENT NO. 3 dated as of June 7, 1996, between ARGYLE TELEVISION, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified
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under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto
(individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary
                  --------------------                          ----------
Guarantors" and, together with the Company, the "Obligors"); each of the lenders
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that is a signatory hereto (individually, a "Lender" and, collectively, the
                                             ------
"Lenders"); THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking
- --------
association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); and BANK OF
                                           --------------------
MONTREAL, BANQUE PARIBAS and UNION BANK, as co-agents (in such capacity, the "Co-Agents").
 ---------

     The Company, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Co-Agents are parties to an Amended and Restated Credit Agreement dated as of June 13, 1995 (as heretofore modified and supplemented by Amendments No. 1 and 2, and as in effect on the date hereof, the "Credit Agreement"),
                                                       ----------------
providing, subject to the terms and conditions thereof, for extensions of credit (by making of loans and issuing letters of credit) to be made by said Lenders to the Company in an aggregate principal or face amount not exceeding $215,000,000.

     The Company has requested that the Credit Agreement be modified in certain respects and, accordingly, the parties hereto hereby agree as follows:

     Section 1.  Definitions.  Except as otherwise defined in this Amendment No.
                 -----------
3, terms defined in the Credit Agreement are used herein as defined therein (including the Credit Agreement as amended by this Amendment No. 3).

     Section 2.  Amendments.  Subject to the execution and delivery of this
                 ----------
Amendment No. 3 by each Obligor, the Administrative Agent and Lenders constituting the "Majority Lenders" under the Credit Agreement, the Credit Agreement is hereby amended as follows:

     2.01 References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

     2.02 References in Sections 1.01 (in the definition of "Permitted Acquisition Indebtedness"), 9.17 and 9.19 to "Section


                                Amendment No. 3
                                ---------------

9.09(e)" are hereby amended to be references to "Section 9.09(f)".

     2.03 The definition of "Fixed Charges" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

           "Fixed Charges" shall mean, for any period, the sum, determined
            -------------
     without duplication, for the Company and its Consolidated Subsidiaries, of
     (a) the aggregate amount of Debt Service for such period, plus (b) the
                                                               ----
     aggregate amount of taxes paid or payable in respect of the income or profit of the Company and its Subsidiaries for such period (excluding, however, any NTG Tax Payments) plus (c) NTG Tax Payments made during such
                                    ----
     period to the extent that such NTG Tax Payments, together with all NTG Tax Payments made in prior periods, shall exceed $2,200,000 in the aggregate plus (d) Capital Expenditures made by the Company and its Consolidated
     ----
     Subsidiaries during such period (other than any such Capital Expenditures
     (x) made from the proceeds of any Subordinated Indebtedness or Special Equity Issuance, (y) made from Replacement Equipment Proceeds or (z) constituting Special Capital Expenditures, HDTV Expenditures or Capital Expenditures permitted under Section 9.11(g) hereof), plus (e) the excess,
                                                           ----
     if any, of Working Investment at the end of such period over Working Investment at the beginning of such period (or minus the excess, if any, of
                                                    -----
     Working Investment at the beginning of such period over Working Investment at the end of such period) plus (f) commitment fees and letter of credit
                                ----
     fees paid during such period pursuant to this Agreement plus (g) Dividend
                                                             ----
     Payments and Management Fees paid in cash to Holding during such period.
     In calculating "Fixed Charges" for any period, if any portion of such period shall occur prior to an Acquisition of any Station, Fixed Charges shall be calculated as if such Station had been acquired by the Company and its Consolidated Subsidiaries at the beginning of such period.

           2.04 Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical location:

           "Fort Smith Preferred Stock" shall mean, collectively, shares of
            --------------------------
     Series A Preferred Stock of the Company (in an aggregate face amount up to but not exceeding $12,500,000) and shares of Series B Preferred Stock of the Company (in an aggregate face amount up to but not exceeding $12,500,000) issued after the Amendment No. 2 Effective Date in connection with the acquisition of television stations KHBS-TV, Channel 40, in Fort Smith, Arkansas, and KHOG-TV, Channel 29, Fayetteville, Arkansas, pursuant to Certificates


                                Amendment No. 3
                                ---------------
     of Designation in substantially the form of Annex 1 to Amendment No. 3 hereto.

          2.05  The proviso at the end of the definition of "Indebtedness" in
Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "; provided that, such term shall not in any event include (x) Film
             --------
     Obligations, (y) obligations in respect of letters of credit or surety bonds issued in connection with fiduciary or fidelity obligations of or with respect to such Person in the ordinary course of business or (z) obligations in respect of shares of Fort Smith Preferred Stock."

          2.06 The definition of "Interest Expense" in Section 1.01 of the Credit Agreement is hereby amended by adding a new paragraph at the end thereof to read as follows:

          "Notwithstanding the foregoing provisions of this definition, "Interest Expense" for any period shall not include any dividends paid in respect of the Fort Smith Preferred Stock during such period in accordance with Section 9.09(e) hereof."

          2.07  The definition of "Net Company Portion of Excess Cash Flow" in
Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Net Company Portion of Excess Cash Flow" shall mean, for any fiscal
           ---------------------------------------
     year ending prior to the IPO, 33-1/3% (and for any fiscal year ending after the IPO, 50%) of Excess Cash Flow for such fiscal year.

          2.08 The definition of "Special Equity Issuance" in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Special Equity Issuance" shall mean (a) any issuance by the Company
           -----------------------
     after the Amendment No. 2 Effective Date of (i) any of its capital stock,
     (ii) any warrants or options exercisable in respect of its capital stock or
     (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Company, or (b) the receipt by the Company after the Amendment No. 2 Effective Date of any capital contribution (whether or not evidenced by any equity security issued by the Company), in each case to the extent that the proceeds received by the Company shall consist of cash and such proceeds are segregated or reserved for a particular purpose as provided herein, provided that such term shall
                                                  --------
     not include any Preferred Stock Issuance.


                                Amendment No. 3
                                ---------------

          2.09 Section 2.09(b)(ii) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(ii)  Certain Equity Issuances.  Upon any Equity Issuance (other than
                 ------------------------
     a Preferred Stock Issuance or the IPO) and upon any Special Equity Issuance (except to the extent that the net proceeds of such Special Equity Issuance are applied to consummate any one or more of a Subsequent Acquisition, an Investment or Capital Expenditures, as the case may be, within one year of the receipt of the net proceeds thereof), the Company shall prepay an amount of the Revolving Credit Loans equal to the aggregate amount of cash received by the Company and its Consolidated Subsidiaries in respect of such Equity Issuance net of reasonable expenses incurred by the Company and its Consolidated Subsidiaries in connection therewith."

          2.10 Clause (b)(v)(K)(1) of Section 9.05 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(1) an amount equal to the cumulative amount of the Net Company Portion of Excess Cash Flow for all fiscal years, commencing with the fiscal year ending December 31, 1995, that have ended prior to such date, provided that the aggregate amount of acquisitions pursuant to this clause
     --------
     (K)(1) during the period commencing on the Effective Date through and including the date of such acquisition, together with the aggregate amount of Investments pursuant to Section 9.08(i) hereof, Restricted Payments pursuant to Section 9.09(f) hereof and Capital Expenditures pursuant to 9.11(c) hereof during such period, shall not exceed such cumulative amount of the Net Company Portion of Excess Cash Flow; plus"
                                                     ----

          2.11 Section 9.07(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(h) additional Indebtedness of the Company and its Consolidated Subsidiaries (including, without limitation, Capital Lease Obligations and other Indebtedness secured by Liens permitted under Section 9.06(h) hereof and including also any extensions, renewals or refinancings of the same) up to but not exceeding $10,000,000 in the aggregate at any one time outstanding".

          2.12 Section 9.08(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(i) additional Investments on any date up to but not exceeding an amount equal to the cumulative amount of the Net Company Portion of Excess Cash Flow for all fiscal


                                Amendment No. 3
                                ---------------
     years, commencing with the fiscal year ending December 31, 1995, that have ended prior to such date, provided that the aggregate amount of Investments
                               --------
     pursuant to this Section 9.08(i) during the period commencing on the Effective Date through and including the date of such Investment, together with the aggregate amount of acquisitions pursuant to clause (v)(K)(1) of
     Section 9.05(b) hereof, Restricted Payments pursuant to Section 9.09(f) hereof and Capital Expenditures pursuant to 9.11(c) hereof during such period, shall not exceed such cumulative amount of the Net Company Portion of Excess Cash Flow; and"

          2.13 Section 9.09 of the Credit Agreement is hereby amended by relettering clause (f) thereof as clause (g) and inserting new clauses (e) and
(f) therein in place of the existing clause (e) to read as follows:

          "(e)  Preferred Stock.  Any Dividend Payment (the "current Dividend
                ---------------                              ----------------
     Payment") consisting of regularly-scheduled quarterly coupon payments in an
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     amount up to but not exceeding 6.5% per annum in respect of shares of Fort
     Smith Preferred Stock, so long as (i) at the time thereof and after giving effect thereto, no Default shall have occurred and be continuing and (ii) the Company would have been in compliance with Section 9.10(d) hereof as at the last day of the most recently ended fiscal quarter if (x) Fixed Charges for the earliest quarter included in the most recent four-quarter period for which the Fixed Charges Ratio under said Section 9.10(d) is determined had excluded any Dividend Payments in respect of the Fort Smith Preferred Stock and (y) Fixed Charges for such four-quarter period had included the current Dividend Payment and all other Dividend Payments made under this clause (e) subsequent to such four-quarter period.

          (f)  Payments from Excess Cash Flow.  In addition to the foregoing
               ------------------------------
     provisions of this Section 9.09, the Company may make Restricted Payments in an amount up to but not exceeding equal to the cumulative amount of the Net Company Portion of Excess Cash Flow for all fiscal years, commencing with the fiscal year ending December 31, 1995, that have ended prior to such date, provided that (i) the aggregate amount of Restricted Payments
                --------
     pursuant to this Section 9.09(f) during the period commencing on the Effective Date through and including the date of such Investment, together with the aggregate amount of acquisitions pursuant to clause (v)(K)(1) of
     Section 9.05(b) hereof, Investments pursuant to Section 9.08(i) hereof and Capital Expenditures pursuant to 9.11(c) hereof during such period, shall not exceed such cumulative amount of the Net Company Portion of Excess Cash Flow, (ii) any such Restricted Payments made during any


                                Amendment No. 3
                                ---------------
     fiscal year shall be applied first to pay any accrued and unpaid Corporate Overhead from prior fiscal years that has been deferred as described in clause (a) above and (iii) at the time of any such Restricted Payment and after giving effect thereto, no Default shall have occurred and be continuing."

          2.14 Section 9.11(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(c) The Company and its Consolidated Subsidiaries may, on any date, make additional Capital Expenditures up to but not exceeding an amount equal to the cumulative amount of the Net Company Portion of Excess Cash Flow for all fiscal years, commencing with the fiscal year ending December 31, 1995, that have ended prior to such date, provided that the aggregate
                                                   --------
     amount of Capital Expenditures pursuant to this Section 9.11(c) during the period commencing on the Effective Date through and including the date of such Capital Expenditure, together with the aggregate amount of acquisitions pursuant to clause (v)(K)(1) of Section 9.05(b) hereof, Restricted Payments pursuant to Section 9.09(f) hereof and Investments pursuant to 9.08(i) hereof during such period, shall not exceed such cumulative amount of the Net Company Portion of Excess Cash Flow."

          2.15 Section 9.11 of the Credit Agreement is hereby amended by inserting a new clause (g) after clause (f) therein, and amending the last paragraph of said Section 9.11 in its entirety to read, as follows:

               "(g) Hawaii Argyle Television, Inc. may make Capital Expenditures in an aggregate amount up to but not exceeding $9,500,000 in respect of the construction of a new studio and related facilities in Honolulu, Hawaii.

          In determining the amount of Capital Expenditures (other than HDTV Expenditures) permitted to be made by the Company or any of its Consolidated Subsidiaries in any fiscal year pursuant to this Section 9.11, Capital Expenditures made during any fiscal year shall be deemed to have been made first from the amount permitted under clause (a) above, second from the amount permitted under clause (b) above, third from the amount permitted under clause (c) above and last from the amount permitted under clause (d) above, provided that (x) LMA Capital Expenditures made during
                       --------
     any fiscal year shall be deemed to have been made first from the amount permitted under clause (f) above, and thereafter in the order provided above in this sentence and


                                Amendment No. 3
                                ---------------

     (y) Capital Expenditures made by Hawaii Argyle Television, Inc. in respect of the studio and related facilities referred to in clause (g) above shall be deemed to have been made first from the amount permitted under clause
     (g) above, and thereafter in the order provided above in this sentence."

          2.16 Section 9.17 of the Credit Agreement is hereby amended by inserting the words "the Joint Marketing and Programming Agreement referred to in Section 3 of Amendment No. 3 hereto," immediately following "the NTG Tax Sharing Agreement," in clause (i) thereof.

          2.17 Section 10(p) of the Credit Agreement is hereby amended in its entirety to ready as follows:

          "(p) Clear Channel Television, Inc. shall default in the payment of any of its obligations under the Joint Marketing and Programming Agreement referred to in Section 3 of Amendment No. 3 hereto, provided that no such
                                                         --------
     default shall be an Event of Default hereunder if the Company would have been in compliance with the provisions of this Agreement as at the last day of the most recently ended fiscal quarter if all revenues associated with the Providence Station for the four immediately preceding fiscal quarters were excluded from the determination of EBITDA hereunder;"

          Section 3.  Consent to Providence Joint Marketing and Programming
                      -----------------------------------------------------
Agreement.  Subject to the execution and delivery of this Amendment No. 3 by
- ---------
each Obligor, the Administrative Agent and Lenders constituting the "Majority Lenders" under the Credit Agreement, the Lenders hereby consent to the execution, delivery and performance by WNAC Argyle Television, Inc. and Providence Argyle Television, Inc. of the Joint Marketing and Programming Agreement dated as of May 15, 1996 between Clear Channel Television, Inc., WNAC Argyle Television, Inc. and Providence Argyle Television, Inc., anything in Sections 9.05, 9 07, 9.08 or 9.13 of the Credit Agreement to the contrary notwithstanding. For purposes hereof, the Company hereby represents and warrants that is has delivered a true and complete copy of said Joint Marketing and Programming Agreement (including any modifications and supplements thereto, and any related agreements or side letters in respect thereof) as in effect on the date hereof.

          Section 4.  Miscellaneous.  Except as herein provided, the Credit
                      -------------
Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart.


                                Amendment No. 3
                                ---------------

This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.


                                Amendment No. 3
                                ---------------

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.


                                              ARGYLE TELEVISION, INC.



                                              By
                                                --------------------------------
                                                Title:  Chief Financial Officer,
                                                        Assistant Secretary and
                                                        Treasurer


SUBSIDIARY GUARANTORS
- ---------------------


WZZM ARGYLE TELEVISION, INC.
KITV ARGYLE TELEVISION, INC.
WAPT ARGYLE TELEVISION, INC.
WNAC ARGYLE TELEVISION, INC.
WGRZ ARGYLE TELEVISION, INC.
HAWAII ARGYLE TELEVISION, INC.
GRAND RAPIDS ARGYLE
  TELEVISION, INC.
JACKSON ARGYLE TELEVISION, INC.
PROVIDENCE ARGYLE TELEVISION, INC.
BUFFALO ARGYLE TELEVISION, INC.


By
  --------------------------------
  Title:  Chief Financial Officer,
          Assistant Secretary and
          Treasurer


                                Amendment No. 3
                                ---------------

                                    LENDERS
                                    -------



THE CHASE MANHATTAN BANK                BANK OF MONTREAL
 (NATIONAL ASSOCIATION)


By                                      By
  ---------------------------              ---------------------------
   Title:                                  Title:



BANQUE PARIBAS                          UNION BANK


By                                      By
  ---------------------------              ---------------------------
   Title:                                  Title:


By
  ---------------------------
   Title:



BANQUE NATIONALE DE PARIS               CHEMICAL BANK


By                                      By
  ---------------------------              ---------------------------
   Title:                                  Title:


By
  ---------------------------
   Title:



CIBC, INC.                              THE BANK OF NEW YORK


By                                      By
  ---------------------------              ---------------------------
   Title:                                  Title:



FIRST HAWAIIAN BANK                     THE LONG-TERM CREDIT BANK OF
                                          JAPAN, LIMITED, NEW YORK BRANCH


By                                      By
  ---------------------------              ---------------------------
   Title:                                  Title:




                                Amendment No. 3
                                ---------------

FLEET NATIONAL BANK                     BANK OF HAWAII


By                                      By
  ---------------------------              ---------------------------
   Title:                                  Title:





                    FIRST INTERSTATE BANK OF TEXAS, N.A.


                       By
                         ---------------------------
                          Title:




                                ---------------



                    THE CHASE MANHATTAN BANK
                      (NATIONAL ASSOCIATION),
                      as Administrative Agent


                       By
                         ---------------------------
                          Title:




                                Amendment No. 3
                                ---------------

                                                                         Annex 1


                       [Certificate of Designations for
                          Fort Smith Preferred Stock]








                                Amendment No. 3
                                ---------------